UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2022 (March 2, 2022)

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 7, 2022, Nasdaq, Inc. (the “Company”) completed a public offering of $550,000,000 aggregate principal amount of its 3.950% senior notes due 2052 (the “Senior Notes”). The offering of the Senior Notes was made pursuant to the Company’s registration statement on Form S-3 (Registration Statement No. 333-255666) filed with the U.S. Securities and Exchange Commission on April 30, 2021.

The Senior Notes were issued under the Indenture, dated June 7, 2013, between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as amended by the Thirteenth Supplemental Indenture (the “Supplemental Indenture”), dated March 7, 2022, by and between the Company and the Trustee. The Supplemental Indenture includes the form of the Senior Notes. The Senior Notes will accrue interest annually at a rate of 3.950% per annum and will be payable in cash semi-annually in arrears on March 7 and September 7 of each year, commencing on September 7, 2022. The Senior Notes will mature on March 7, 2052.

The Supplemental Indenture is filed as an exhibit to this Form 8-K and is incorporated herein by reference. The description of the Supplemental Indenture is qualified in its entirety by reference thereto.

In addition, in connection with the offering of the Senior Notes, the Company is filing a legal opinion regarding the validity of the Senior Notes, filed herewith as Exhibit 5.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 8.01.	Other Events.

In connection with the offering of the Senior Notes, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), dated March 2, 2022, with the underwriters named therein.

The underwriting agreement and the press releases relating to the offering are filed as exhibits to this Form 8-K and are incorporated herein by reference. The description of the underwriting agreement is qualified in its entirety by reference thereto.

The Company expects to use the net proceeds of the Senior Notes to reduce indebtedness and for other general corporate purposes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 2, 2022, by and between Nasdaq, Inc., and the underwriters named therein.

4.1	Indenture, dated as of June 7, 2013, between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee — incorporated herein by reference to Exhibit 4.1 to the Company’s Form 8-K filed on June 10, 2013.

4.2	Thirteenth Supplemental Indenture, March 7, 2022, by and between Nasdaq, Inc. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.

99.1	Nasdaq, Inc. Press Release Announcing the Launch of the Offering, dated March 2, 2022.

99.2	Nasdaq, Inc. Press Release Announcing the Pricing of the Offering, dated March 2, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2022	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer